American Century World Mutual Funds, Inc.

Prospectus Supplement

Life Sciences Fund ¡ Technology Fund

Supplement dated February 23, 2009 ¡ Prospectuses dated April 1, 2008

The Board of Directors has approved agreements and plans of reorganization, whereby the assets of each of Life Sciences and Technology will be transferred to the American Century Growth Fund in exchange for shares of that fund.

Each reorganization is subject to the approval of shareholders of the fund. A special meeting of shareholders of Life Sciences and Technology will be held on May 5, 2009. Shareholders as of the close of business on February 20, 2009, are entitled to vote at the meeting. Detailed information about the proposed reorganizations will be provided in the proxy materials, which are expected to be mailed to shareholders in early March.

If approved by shareholders, the reorganizations will be effective May 29, 2009, or such other date as American Century may decide.

The information included herein is not a solicitation of any proxy. American Century Mutual Funds, Inc. has filed a preliminary proxy statement/prospectus and other relevant documents regarding the reorganizations with the U.S. Securities and Exchange Commission (the "SEC"). Investors are urged to read these documents because they contain important information. You can obtain these documents free of charge at the SEC web site (www.sec.gov). In addition, the proxy statement/prospectus will be available free of charge by calling 1-866-615-7264 after March 5, 2009.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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